UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2014

Truven Holding Corp.		Truven Health Analytics Inc.
(Exact name of registrant parent guarantor as specified in its charter)		(Exact name of registrant parent guarantor as specified in its charter)
Delaware	45-5164353	Delaware	06-1467923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

777 E. Eisenhower Parkway
Ann Arbor, Michigan 48108
(Address of principal executive offices and zip code)
(734) 913 -3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other events

Truven Holding Corp. and Truven Health Analytics Inc. (collectively referred to as the "Company") are filing this Current Report on Form 8-K to recast its historical segment information, originally contained in the financial statements and elsewhere in its Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2014, to correspond with its current presentation. During the second quarter of 2014, the Company completed a material reorganization of its business and changed its segment structure enabling it to focus more effectively on business and market facing opportunities and to simplify its business decision-making processes. The new operating segments have been aligned to the Commercial and Government division structures that are each headed by separate segment managers with corresponding changes in its internal management structure and information provided to the Chief Operating Decision Maker (the "CODM"). The Commercial segment includes the former Payer’s Employer/HealthPlan and Pharma channels, and the former Hospitals and Clinicians segments. The Government segment is mainly comprised of the former Payer’s Federal and State Government channels.

The change in the reportable segments did not impact the Company's previously reported consolidated net revenue, operating loss and net loss. The Company has recast the presentation of the segment information for the following periods: year ended December 31, 2013; period from inception (April 20, 2012) to December 31, 2012 (Successor); period from January 1, 2012 to June 6, 2012 (Predecessor); and year ended December 31, 2011 (Predecessor), originally included in the 2013 Form 10-K, to be consistent with the reorganized segment structure. The presentation is reflected in revised Items 1, 7, and 8 of the 2013 Form 10-K filed as Exhibit 99.1 to this Current Report. The segment-specific information in these exhibits is consistent with the presentation of reportable segments in the company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014, filed with the SEC on August 8, 2014. Revisions to the segment-specific information in the 2013 Form 10-K included in the exhibit to this Current Report supersede the following:

•	Part I: Item 1, Business

•	Part II: Item 7, Management's Discussion and Analysis of Financial Condition and results of Operations

•	Part IV: Item 15, Exhibits and Financial Statements Schedules

All other information in the year 2013 Form 10-K remains unchanged. This Current Report does not modify or update the disclosures in the year 2013 Form 10-K in any way, nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as noted above. The information in this Current Report, including Exhibit 99.1, should be read in conjunction with the 2013 Form 10-K and any documents filed by the Company with the SEC subsequent to the filing of the 2013 Form 10-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 24, 2014

TRUVEN HOLDING CORP.	TRUVEN HEALTH ANALYTICS INC.
(Registrant)	(Registrant)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ ANDRA K. HELLER	By: /s/ ANDRA K. HELLER
Andra K. Heller, General Counsel and Secretary	Andra K. Heller, General Counsel and Secretary
Date: October 24, 2014	Date: October 24, 2014

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1
Items from Annual Report on Form 10-K for the year ended December 31, 2013, updated to reflect recast segment information: “Part I — Item 1 — Business”; “Part II — Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and “Part IV — Item 15 — Exhibits and Financial Statements Schedules.